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                                                                    EXHIBIT 10.1

                                O'CHARLEY'S INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT is made and entered into this ____ day of ______________, ____, by and between O'CHARLEY'S INC., a Tennessee corporation (the "Company"), and ____________________ (the "Optionee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the O'Charley's 2000 Stock Incentive Plan (the "Plan").

         1. Grant of Option. The Company hereby grants to Optionee an Incentive Stock Option (the "Option"), exercisable in whole or in part, to purchase ______ shares of the Company's Common Stock for an exercise price of $_____ per share (which equals the Fair Market Value of the Common Stock on the grant date).

         2. Option Plan. The Option is granted under the Plan and, except as provided in Section 12, is intended to qualify as an "incentive stock option," as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Option is subject to the terms and conditions set forth in the Plan. In the event any of the provisions hereof conflict with or are inconsistent with the provisions of the Plan, the provisions of the Plan shall be controlling.

         3. Timing of Exercise.

                  (a) The Option shall vest and become exercisable in ________________ installments commencing _______________. Not less than ten (10) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number purchasable at that time.

                  (b) In the event of a Change in Control, the Option, to the extent not previously exercisable and vested, will be exercisable and fully vested automatically. The Option will expire ten years from the date of grant of the Option with respect to any then unexercised portion thereof, unless terminated earlier pursuant to Section 6 below.

         4. Manner of Exercise. The Option shall be exercised by the Optionee (or other party entitled to exercise the Option under Section 6 of this Agreement) by delivering written notice to the Company stating the number of shares of Common Stock to be purchased, the person or persons in whose name the shares are to be registered, and each such person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased. The purchase price shall be payable in cash (payment in currency or by certified check, cashier's check, postal money order, or wire transfer shall be considered payment in cash) or in the form of shares of Common Stock that have been owned by the Optionee for a period of at least six months prior to the date of exercise of the Option. In the event of payment by shares of Common Stock, the shares used in payment of the purchase price shall be considered payment to the extent of their Fair Market Value on the date of exercise of the Option. At the time of payment of the purchase price and prior to delivery of any certificate for such shares, the Optionee shall pay to


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the Company in cash an amount sufficient to satisfy any federal, state, and local withholding or other tax requirements.

         5. Nontransferability of Option. The Option shall not be transferable by the Optionee other than transfers by will or by the laws of descent and distribution. The terms of the Option shall be binding on the executors, administrators, heirs, and successors of the Optionee. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

         6. Termination of Employment.

                  (a) Termination by Death. If the Optionee's employment by the Company terminates by reason of death, the Option may thereafter be exercised, to the extent the Option was exercisable at the time of death, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is the shorter.

                  (b) Termination by Reason of Retirement or Disability. If the Optionee's employment by the Company terminates by reason of Retirement or Disability, the Option may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, for a period of three months (in the case of termination by reason of Retirement) or one year (in the case of termination by reason of Disability) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is the shorter. If the Option is exercised after the expiration of the exercise period applicable to the Option, but before the expiration of the period that would apply if such Option were a Non-Qualified Stock Option, the Option will thereafter be treated as a Non-Qualified Stock Option.

                  (c) Other Termination. If the Optionee voluntarily terminates his employment with the Company for reasons other than for Retirement or Disability, the Option shall thereupon terminate. If the Optionee's employment in the Company is involuntarily terminated for any reason other than death, Retirement, or Disability, the Option shall thereupon terminate, except that the Option may be exercised by the Optionee, to the extent otherwise then exercisable, for the lesser of three months or the balance of the term of the Option if such termination is not for Cause.

         7. Restrictions on Purchase and Sale of Shares. The Company shall be obligated to sell or issue shares pursuant to the exercise of the Option only in the event that the shares are at that time effectively registered or otherwise exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). In the event that the shares are not registered under the 1933 Act, the Optionee hereby agrees that, as a further condition to the exercise of the Option, the Optionee (or his or her successor under Section 6 hereof), if the Company so requests, will execute an agreement in form satisfactory to the Company in which the Optionee represents that he or she is purchasing the shares for investment purposes, and not with a view to resale or distribution. The Optionee further agrees that if the shares of Common Stock to be issued upon the exercise of the Option are not subject to an effective registration statement filed with the Securities and Exchange Commission pursuant to the requirements of the 1933 Act, such shares shall bear an appropriate restrictive legend.



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         8. Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split, or other change in corporate structure affecting the Common Stock, the number of shares of Common Stock of the Company subject to the Option and the exercise price per share of such shares shall be appropriately adjusted by the Committee.

         9. No Rights Until Exercise. The Optionee shall have no rights hereunder as a shareholder with respect to any shares subject to the Option until the Optionee has fully complied with Section 5(d) of the Plan.

         10. Amendment. The Committee may amend the terms of the Option, prospectively or retroactively, but, subject to Section 8 above, no such amendment shall impair the rights of the Optionee hereunder without the Optionee's consent.

         11. Notices. All notices required to be given under the Option shall be deemed to be received if delivered or mailed as provided for herein to the parties at the following addresses, or to such other address as either party may provide in writing from time to time:

         To the Company:

                                    O'Charley's Inc.
                                    3038 Sidco Drive
                                    Nashville, Tennessee  37204
                                    Attention: Secretary

         To the Optionee:

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         12. Excessive Shares. In the event that the number of shares subject to this Option exceeds any maximum established under the Code for Incentive Stock Options that may be granted to Optionee, or in the event that this Option becomes first exercisable in any calendar year to obtain Common Stock having a fair market value (determined at the time of grant) in excess of $100,000, this Option shall be treated as a Non-Qualified Stock Option to the extent of such excess. If the exercise of the Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive
Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

         IN WITNESS WHEREOF, the parties have caused this Stock Option Agreement to be duly executed as of the day and year first above written.


                                    O'CHARLEY'S INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    Dated:
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Optionee,
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